                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):          APRIL 21, 1996
                                                             ----------------

                           BELL ATLANTIC CORPORATION
   ---------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      1-8606                  23-2259884
        --------                ------------------       -------------------
     (STATE OR OTHER             (COMMISSION FILE         (I.R.S. EMPLOYER
     JURISDICTION OF                  NUMBER)            IDENTIFICATION NO.)
     INCORPORATION)


              1717 ARCH STREET
          PHILADELPHIA, PENNSYLVANIA                            19103
 ---------------------------------------------                --------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (215) 963-6000
                                                        ----------------

                               (NOT APPLICABLE)
      --------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

          Reference is made to the Agreement and Plan of Merger, dated as of April 21, 1996, by and among Bell Atlantic Corporation, NYNEX Corporation and Seaboard Merger Company, and to the Joint Press Release, dated April 22, 1996, issued by Bell Atlantic Corporation and NYNEX Corporation, attached as Exhibit
2.1 and Exhibit 99.1, respectively, which are incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibits are filed with this report:

          2.1 Agreement and Plan of Merger, dated as of April 21, 1996, by and among Bell Atlantic Corporation, NYNEX Corporation and Seaboard Merger Company.

          99.1 Joint Press Release, dated April 22, 1996, issued by Bell Atlantic Corporation and NYNEX Corporation.

                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BELL ATLANTIC CORPORATION


                              By:   /s/ P. Alan Bulliner
                                    ------------------------------------------
                                    P. Alan Bulliner
                                    Vice President, Corporate Secretary
                                     and Counsel



Dated:  April 23, 1996

                                 EXHIBIT INDEX
                                 -------------


Exhibit    Description
- -------    -----------


 2.1 Agreement and Plan of Merger, dated as of April 21, 1996, by and among Bell Atlantic Corporation, NYNEX Corporation and Seaboard Merger Company.

99.1 Joint Press Release, dated April 22, 1996, issued by Bell Atlantic Corporation and NYNEX Corporation.